UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 14, 2007 (September 14, 2007)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR  230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure

On September 14, 2007, the Registrant filed its Fall Peak Letter with the Surface Transportation Board.  A copy of this letter is attached hereto as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

            The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Fall Peak letter dated September 14, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Dezora M. Martin

                                                            _________________________________

                                                            Name:  Dezora M. Martin
                                                            Title:     Corporate Secretary

Date:    September 14, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Fall Peak letter dated September 14, 2007.